SCHEDULE 14A
(RULE 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐     Preliminary Proxy Statement
☐     Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐     Definitive Proxy Statement
☑     Definitive Additional Materials
☐     Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12
WARWICK VALLEY TELEPHONE COMPANY
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement)
Payment of Filing Fee (Check the appropriate box):
☑     No fee required.
☐     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐     Fee paid previously with preliminary materials.
☐     Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

October 26, 2005

Herbert Gareiss, Jr.
President & CEO

October 26, 2005	845 986-2100
fax 845 986-6699
h.gareiss@wvtc.com
Dear Shareholder:
Proxy material for the November 17, 2005 Annual Meeting of Shareholders was mailed to you recently. Our records indicate that we have not yet received your signed proxy card or electronic vote.
Your vote is important. With the Annual Meeting now only a short time away, please act today to be sure your shares are voted in accordance with your wishes. You can vote by telephone, Internet or mail. For your convenience, a duplicate proxy card and return envelope are enclosed, along with telephone and Internet voting instructions.
If you already have voted, we thank you for your prompt response. If you have not voted, we encourage you to do so without delay. Your vote is important, regardless of the number of shares you own. Please vote each proxy that you receive since many shareholders have multiple accounts. Only your latest dated proxy for each account will be counted.
The Board of Directors recommends that you vote:
FOR fixing the number of Directors at Nine until the next Annual Meeting of Shareholders (Proposal 1);
FOR all Director Nominees (Proposal 2);
FOR the approval of WithumSmith+Brown as the Company’s Independent Accountants for the Year Ending December 31, 2005 (Proposal 3); and
AGAINST the Shareholder Proposal (Proposal 4).
Thank you for voting!
Sincerely,
Herbert Gareiss, Jr.
President & CEO
47 Main Street · PO Box 592 · Warwick, New York 10990-0592

ANNUAL MEETING OF SHAREHOLDERS OF
WARWICK VALLEY TELEPHONE COMPANY
November 17, 2005

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.
êPlease detach along perforated line and mail in the envelope provided.ê
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THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL TO FIX THE NUMBER OF
DIRECTORS AT NINE,“FOR” THE ELECTION OF ALL NOMINEES FOR DIRECTOR, “FOR” THE PROPOSAL TO APPROVE
WithumSmith+Brown, P.C. AS THE COMPANY’S INDEPENDENT ACCOUNTANTS, AND “AGAINST” THE SHAREHOLDER
PROPOSAL. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE
IN BLUE OR BLACK INK AS SHOWN HERE ☑

2.	THE BOARD OF DIRECTORS HAS NOMINATED THREE PERSONS LISTED BELOW TO SERVE AS DIRECTORS UNTIL 2008 AND ONE PERSON LISTED BELOW TO SERVE AS DIRECTOR UNTIL 2006:

NOMINEES:
☐FOR ALL NOMINEES	O	Philip S. Demarest	Until 2008
☐WITHHOLD AUTHORITY	O	Herbert Gareiss, Jr.	Until 2008
FOR ALL NOMINEES	O	Corinna S. Lewis	Until 2008
☐FOR ALL EXCEPT	O	Joseph J. Morrow	Until 2006
(See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

		FOR	AGAINST	ABSTAIN
1.	PROPOSAL TO FIX THE NUMBER OF DIRECTORS AT NINE UNTIL THE NEXT ANNUAL MEETING OF SHAREHOLDERS.	☐	☐	☐

3.	PROPOSAL TO APPROVE THE SELECTION OF WithumSmith+Brown, P.C. AS THE COMPANY’S INDEPENDENT ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 2005.	☐	☐	☐

	The Board of Directors recommends a vote AGAINST the following proposal:	FOR	AGAINST	ABSTAIN
4.	SHAREHOLDER PROPOSAL URGING FOR THE PROMPT SALE OF THE COMPANY.	☐	☐	☐

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OF SHAREHOLDERS.
THIS PROXY REVOKES ALL PRIOR PROXIES.
Please check here if you plan to attend the meeting. ☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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WARWICK VALLEY TELEPHONE COMPANY
47 MAIN STREET, WARWICK, NY 10990
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby appoints ZIGMUND C. NOWICKI, JR. and DORINDA MASKER, and each of them, proxies for the undersigned, with full power of substitution, to vote all of the Common Shares, par value $0.01, of WARWICK VALLEY TELEPHONE COMPANY owned by the undersigned at the Annual Meeting of Shareholders of Warwick Valley Telephone Company to be held at The Harness Racing Museum and Hall of Fame, 240 Main Street, Goshen, New York 10924 on November 17, 2005 at 2:00 p.m., local time, and at any adjournments thereof. THIS PROXY, WHEN PROPERLY EXECUTED AND DELIVERED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. THIS PROXY REVOKES ANY PRIOR PROXY GIVEN BY THE UNDERSIGNED. UNLESS AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES IS SPECIFICALLY WITHHELD ACCORDING TO THE INSTRUCTIONS, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE FOUR NOMINEES FOR DIRECTORS. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED: IN FAVOR OF FIXING THE NUMBER OF DIRECTORS AT NINE; IN FAVOR OF THE APPROVAL OF THE SELECTION OF WithumSmith+Brown, P.C. AS THE COMPANY’S INDEPENDENT ACCOUNTANTS; AND AGAINST THE SHAREHOLDER PROPOSAL. THE UNDERSIGNED ACKNOWLEDGES RECEIPT WITH THIS PROXY OF A COPY OF THE NOTICE OF THE ANNUAL MEETING AND PROXY STATEMENT DATED OCTOBER 13, 2005, DESCRIBING MORE FULLY THE NOMINEES NAMED HEREIN.
(Continued and to be signed on the reverse side)

COMMENTS:

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